Investor Presentation

Fall 2009

ADVAXIS

Safe Harbor Disclosure

THIS PRESENTATION CONTAINS "FORWARD-LOOKING STATEMENTS" WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. SUCH FORWARD-LOOKING STATEMENTS INVOLVE KNOWN AND UNKNOWN RISKS, UNCERTAINTIES AND OTHER FACTORS WHICH MAY CAUSE THE ACTUAL RESULTS, PERFORMANCE OR ACHIEVEMENTS OF THE COMPANY, OR INDUSTRY RESULTS, TO BE MATERIALLY DIFFERENT FROM ANY FUTURE RESULTS, PERFORMANCE OR ACHIEVEMENTS EXPRESSED OR IMPLIED BY SUCH FORWARD-LOOKING STATEMENTS. WHEN USED IN THIS PRESENTATION, STATEMENTS THAT ARE NOT STATEMENTS OF CURRENT OR HISTORICAL FACT MAY BE DEEMED TO BE FORWARD-LOOKING STATEMENTS. WITHOUT LIMITING THE FOREGOING, THE WORDS "PLAN," "INTEND," "MAY," "WILL," "EXPECT," "BELIEVE," "COULD," "ANTICIPATE," "ESTIMATE," "CONTINUE" AND/OR SIMILAR EXPRESSIONS, OR OTHER VARIATIONS OR COMPARABLE TERMINOLOGY ARE INTENDED TO IDENTIFY SUCH FORWARD-LOOKING STATEMENTS. READERS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE ON THESE FORWARD-LOOKING STATEMENTS, WHICH SPEAK ONLY AS OF THE DATE HEREOF. THE COMPANY UNDERTAKES NO OBLIGATION TO UPDATE ANY FORWARD-LOOKING STATEMENTS, WHETHER AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE, EXCEPT AS REQUIRED BY LAW.

Advaxis, Inc. (OTCBB: ADXS)

The only commercially-developed bacterial cancer vaccine company using live and attenuated *Listeria monocytogenes* (*Lm*), as a carrier of bioengineered tumor antigens.

- Headquartered in the Technology Center of NJ
- Technology discovered and developed out of the microbiology laboratory of Dr. Yvonne Paterson at the University of Pennsylvania
- Sole licensee of *Lm* technology platform



Listeria monocytogenes

THE HUMAN IMMUNE SYSTEM

The body's **immune system** is a collection of biological processes that protect it against disease by identifying and killing pathogens and tumor cells.

The immune system protects organisms from infection with a **tiered defense system** of increasing specificity.

When a pathogen enters the body:

- **Tier 1:** The **innate immune system** provides immediate but non-specific response
- **Tier 2:** The **adaptive immune system** – supported by the innate response – adapts its response during an infection to specifically recognize the pathogen.

This improved response is then retained in the form of an **immunological memory** allowing faster and stronger attack response.

ADVAXIS

THE MICROBIOLOGY: "Killer" and Helper" T Cells

Antigen presenting cells (APC) activate T cells to become:

○**Cytotoxic ("Killer" CD8+) T cells** directly attack other cells carrying certain foreign or abnormal molecules on their surfaces

OR

○**"Helper" (CD4+) T cells** coordinate immune responses by communicating with other cells



Immature T cell
Antigen
Antigen Presenting Cell
TCR
MHC
CD4+
CD8+
Mature helper T cell
Mature cytotoxic T cell

T CELLS KILL CANCER CELLS

Cytotoxic T-cells (T_C) release cytotoxins that form pores in the target cell's plasma membrane causing them to leak and die.




Activated CD8
Cancer cell

Granzymes enter into the cancer cell and activate a series of enzymes that lead to an apoptosis – programmed cell death.

EXCEPTION TO THE RULE



Dendritic cell causing a T cell to be activated against a specific target

Cancer cells often develop in healthy people.

Our immune system normally clears these cells before they become a tumor.

However, when tumors develop, the immune system diminishes and does not generate an immune attack – **antigen tolerance**.

Recently, the scientific community learned that the immune system also provides such tumors immuno protection:

- Regulatory T cells that suppress the cytotoxic T cell attack

OUR DELIVERY SYSTEM

Bioengineered Induced Immunotherapy



Listeria in action

Factoid:

Most people already have a profound immune response to *Lm* because it appears in our food routinely in leafy vegetables, dairy products and meat.

STEP 1: THE CARRIER
Listeria monocytogenes

A wild *Lm* bacterium is selected to be the delivery vector and "attenuated" to lessen its virulence by 10,000 times.



Wild Type Listeria
Chromosome

STEP 2: THE GENETIC SEQUENCING
Antigen/Adjuvant Fusing

A genetic sequence is engineered becoming the template for a tumor specific antigen (tumor target) **fused** to a modified *Lm* protein – listeriolysin-O (LLO) – that allows the bacterium to synthesize and secrete the active **antigen/adjuvant** within the target cells.


ANTIGEN
(TUMOR CELL)
DNA
(codes for antigen)

STEP 3: THE BIOENGINEERING

Plasmids Created and Inserted



Engineering the Plasmid
LLO
Antigen
prfA
E7
Her-2
PSA

A plasmid, containing Advaxis bioengineered genetic code, is created.

Then, about a dozen Advaxis bioengineered plasmids are inserted into the living *Lm* delivery vector system.



PLASMID IS
INSERTED INTO
BACTERIA
[Engineered Plasmid]
[Listeria Monocytogenes]

ADVAXIS

STEP 4: THE FACTORY

Advaxis' Trojan Horse

A revolutionary immunotherapeutic technology that makes the active drug and secretes it where it is used within the cells that need it.



Attenuated Genetically Engineered Listeria
Plasmid

The result:

- activates the cellular immune system
- stimulates a powerful immune response

What Happens Next?

Antigen presenting cells (APC) ingest an Advaxis bioengineered *Lm* bacterium, which becomes encapsulated.



Listeria monocytogenes
Macrophage engulfs bacteria



Phagosome
Lysosome
Phagosome/Lysosom e combine
Most of Lm killed

In turn, pathogens are digested in the newly-combined phagolysosomes that break down most bacteria into molecular fragments, which will help stimulate a cellular immunity (Class II) **against** the Advaxis bioengineered *Lm* bacterium (exogenous pathway).

However, some *Lm* bacteria will perforate the phagosome membrane and **escape** into the cytosol and stimulate Class I cellular immunity (the endogenous pathway).



Phagosome
Lm secretes the listeriolysin-O (LLO) enzyme
Lysosome
Lm perforates hole in Phagosome
Lm escapes

ADVAXIS

BROADEST IMMUNE RESPONSE KNOWN

Result:

Immune system takes the antigen and directs a comprehensive immune response developed for *Lm* against the tumor

Affects:

- ✓ **Simultaneous and robust** innate and adaptive immunological response
- ✓ **Targets** cancer and infectious diseases
- ✓ **Breaks** antigen tolerance consistently
- ✓ **Delivers** immediate therapeutic effects
- ✓ **Promotes** prolonged immunity
- ✓ **Increases** cytotoxic T-cells in tumor
- ✓ **Reduces** regulatory T-cells in tumor

IMMUNOTHERAPEUTIC RESULT

Groundbreaking intra-tumoral effects

Vaccine	Activated Tumor Killing T-Cells (IN THE TUMOR)	Inhibitory T Cells (IN THE TUMOR)
Lm-E7 (- LLO)	9.4%	11.8%
ADXS11-001 (+ LLO)	**36.8%**	**1.7%**

400% increase in cytotoxic T-Cell activation inside the tumor

80% reduction in regulatory T-cells inside the tumor

PRE-CLINICAL/CLINICAL TRIALS

Animals and Humans

FACTOID:

✓**75% tumor clearance** in normal animals through use of different *Lm* vaccines across many cancer models

✓Up to **50% tumor clearance in transgenic animals** that are immunotolerant to cancer across different experiments

✓**Long-term immunity** in responding animals

✓**Reinoculated tumor cells no longer grow**; even after several months

PRE-CLINICAL TRIALS
ADXS11-001 Versus Other Vaccines

Vaccine	Tumor-free mice (%)
ADXS11-001	50-100
Lm-E7	0
Vac-Sig-E7	0 – 25
Vac-E7	0
E7-DNA	0
E7 in SBAS2	0
D^b peptide in SBAS2	0

National Cooperative Drug Discovery Group (NCI) independent study to test tumor vaccines in side-by-side test:

ADXS11-001 most efficacious in animals.

Out performed:
- Vaccinia
- DNA
- peptides

ADVAXIS

ADXS11-001 Phase I Trial Study

Design: first therapy to the clinic against cervical cancer (HPV16-E7)

The presumed etiologic oncogene of 57% of cervical cancers and 33% - 50% of head and neck cancers

Plan:

- Three (3) groups of five (5) patients each, treated with 1.0 billion; 3.3 billion; 10.0 billion bacteria
- Two (2) same-dose administrations of 30-minute infusions at three (3) week intervals
- Antibiotic was given five (5) days after each infusion

Entry/Exclusion:

- Advanced, progressive or recurrent cervical cancer
- Off meds or prior treatment for four (4) weeks
- Not anergic, no steroids, not pregnant, not penicillin allergic

Safety Results

Cohort I, II: Well-tolerated in all 5 patients

- Mild-moderate fever, chills, nausea, vomiting
- Resolved with oral NSAIDs and antihistamines

Cohort III: Dose limiting response (DLT) in 3 of 5 patients

- Fever rose to 40-41°C in 3 patients/ Fever associated hypotension
- All DLT patients responded to treatment immediately
- No shedding of *Lm* observed

Established safe administration; dosage ceiling of ADXS11-001

ADVAXIS

ADXS11-001 Phase I Trial Study: ***Efficacy***

DOSE GROUP	PATIENT	TUMOR BURDEN % CHANGE	RESPONSE
1.0×10^9	01-001	142.500	Progressive
			Progressive
			Stable
			Stable
			Stable
3.3×10^9			Stable
			Progressive
			Partial
			Progressive
			-
1.0×10^{10}			Stable
			Progressive
	01-007	(20.833)	Stable
	02-006	-	-
	04-006	17.778	Stable

Highlights:

Patients: End-stage, failed first-line therapy

Dose: 2 instead of 3

Response: All dosage groups

Out of 13 evaluable patients:

- Tumor progression: 5
- Tumor stabilization: 7
- Tumor reduction: ~30% (4/13)
- 1 objective PR: unconfirmed

GOG data: This disease severity is associated with a 6-month prognosis and a one (1) year survival of 5%

This Phase 1 clinical trial was not designed to show efficacy.

ADXS11-001 Phase I Trial Study: ***Survival***

DOSE GROUP	PATIENT	STUDY DAY	DATE OF DEATH	STUDY DAY AT DEATH	LAST DATE CHECKED	DAYS ALIVE ON 7/3/09
1.0×10^9	01-001	04-APR-06	06-APR-07	367		
	01-002	26-APR-06	22-AUG-06	118		
	01-003	10-MAY-06	22-APR-07	347		
	01-004	05-OCT-06	-	-	11-JUN-09	1,001
3.3						
	04-004	14-DEC-06	11-MAR-07	87		
	04-005	14-DEC-06	19-JAN-07	36		
1.0×10^{10}	01-005	14-FEB-07	11-AUG-07	178		
	01-006	31-JAN-07	13-AUG-07	194		
	01-007	13-FEB-07	-	-	11-JUN-09	870
	02-006	15-MAR-07	LOST to FU	271	11-DEC-07	
	04-006	15-FEB-07	10-AUG-08	542		

	12-Month Survival (%)	Median Survival (Days)	Still Alive (Days)
GOG Historical Controls	5	180	N/A
ADXS11-001 Phase I Clinical Trial	**53**	347	**23% / 1,000+**

CLINICAL PIPELINE

CONSTRUCT	INDICATION	PHASE	PATIENT S	STAGE	SPONSOR	START (e)
ADXS11-001	**Cervical cancer**	**I**	**15**	**Late**	**Advaxis**	**Completed**
ADXS11-001	Cervical dysplasia (CIN)	II	80	Early	Advaxis	Jan 2010
ADXS11-001	Cervical cancer	II	63	Late	Nat'l Cancer Inst. (GOG/NCI)	2nd H 10
ADXS11-001	Cervical cancer	II	110	Late	India	Jan 2010
ADXS31-164	Breast cancer	pre	24	Late	US	TBD
ADXS31-142	Prostate cancer	pre	30	Late	Advaxis	TBD

There are seven (7) other vaccines in pre-clinical addressing ovarian cancer, sarcoma, and Glioma. And, we have the ability to bioengineer a dual antigen system that attacks two (2) different cancer targets with one (1) vaccine.

ADVAXIS

OTHER VACCINES IN DEVELOPMENT

ANTIGEN	INDICATION
HMW-MAA	Anti-angiogenesis, melanoma
p53	Many Cancer Types
WT-1	Lymphoma(s), Leukemia(s), Ovarian, Others
Telomerase	Many Cancer Types
Survivin	Ovarian, Sarcomas
CA-9	Hypoxic Tumors
IL-13rα	Glioma

Advaxis can bioengineer ***dual*** antigen systems that can attack two different cancer targets with a single vaccine.

INTELLECTUAL PROPERTY
Patent Portfolio

23 patents issued

Composition of matter, methods and uses covering:

- Live *Lm*
  - Four (4) different *Listeria* species
- LLO-antigen fusion proteins
  - Delivered by *Lm* or stand alone
  - Two (2) different families of adjuvant fusions
  - Safe, modified LLO

48 patents pending and/or ongoing application

IP successfully defended in European Patent Court

- No additional challenge of that patent permitted

FINANCIAL INFORMATION

3rd Quarter 2009 (unaudited)

GLOBAL MARKET POTENTIAL

Pro-forma Revenue Chart

INDICATION	MARKET	INCIDENCE (in millions)	DOSES – 3 PP – (in millions)	MARKET SHARE (40%) – PROJECTED –	REVENUES – $2,000 PER DOSE – ($, in millions)
CIN	US	0.450	1.350	0.540	1,080
	Top 7	1.000	3.000	1.200	2,400
Cervical	US	0.025	0.750	0.300	600
	Top 7	0.080	2.400	0.960	1,920
Prostate	US	0.253	0.759	0.304	607
	Top 7	0.410	1.230	0.812	1,624
Breast	US	0.222	0.666	0.266	533
	Top 7	0.450	1.350	0.540	1,080
Head & Neck	US	0.049	0.147	0.060	120
	Top 7	0.136	0.408	0.164	328

STATEMENT OF OPERATIONS

	3-month Ended July 31, 2009	3-month Ended July 31, 2009	9-month Ended July 31, 2009	9-month Ended July 31, 2009	Period (March 1,2002 to) July 31, 2009
Revenues	$ (5,369)	$ 28,045	$ (5,369)	$ 68,404	$ 1,319,803
R&D Expenses	476,421	657,286	939,407	2,004,324	8,797,391
G&A Expenses	985,726	605,319	2,019,648	2,349,439	12,028,215
Total Operating Expenses	$ 1,462,147	$ 1,262,605	$ 2,959,055	$ 4,353,763	$ 20,825,606
Loss from Operations	(1,467,516)	(1,234,560)	(2,964,424)	(4,285,359)	(19,505,803)
Other Income (Expenses)	-	-	-	-	-
Interest Expence	(374,563)	(1,773)	(410,615)	(5,705)	(1,495,098)
Other Income	-	2,599	-	46,427	246,457
Gain on Note retirement	-	-	-	-	1,532,477
Net changes in fair value of common stock warrant liability and embedded derivative liability	2,014,220	-	2,014,220	-	371,988
Net income (loss) before benefit for income taxes	172,141	(1,233,734)	(1,360,819)	(4,244,637)	(18,849,979
Income tax benefit	-	-	922,020	-	922,020
Net income (loss) income after tax	$ 172,141	$ (1,233,734)	$ (438,799)	$ -	$ (17,927,959)
Dividends attributable to preferred shares	-	-	-	-	43,884
Net income (loss) applicable to Common Stock	$ 172,141	$ (1,233,734)	$ (438,799)	$ (4,244,637)	$ (17,971,843)
Net loss income per share, basic	$ 0.00	$ (0.01)	$ (0.00)	$ (0.04)	
Net loss income per share, diluted	$ 0.00	$ (0.01)	$ (0.00)	$ (0.04)	
Weighted average number of shares outstanding, basic	115,243,678	109,157,170	112,599,706	108,513,191	
Weighted average number of shares, diluted	115,243,678	109,157,170	112,599,706	108,513,191	

ADVAXIS

INVESTOR FACT SHEET

ADVAXIS, INC



as of 5-Oct-2009
0.20
0.15
0.10
0.05
0.00
May09
Jun09
Jul09
Aug09
Sep09
10.0
5.0
0.0
Copyright 2009 Yahoo! Inc.
http://finance.yahoo.com/

Ticker symbol		ADXS
Exchange		OTCBB
Share price	(October 22, 2009)	$0.14
52-week Hi-Lo	($, a/o October 22, 2009)	0.21 - 0.01
52-week change	(%)	43.0
Shares outstanding	(in millions)	115.6
Market capitalization	(in millions)	15.3
Enterprise value	(in millions)	16.9
Float	(in millions)	100.6
Average volume	(3 months; in millions)	1.0
Short position	(% of shares outstanding)	>0.01
Insider position	(%)	32.8
Institutional position	(%)	11.0

ADVAXIS

MANAGEMENT TEAM



Thomas A. Moore
Chairman of the Board of Directors, CEO and President

Mr. Moore brings more than 25 years of experience in healthcare and executive management. He has served on the Advaxis (OTCBB: ADXS) Board of Directors since September 2006 and has been the Company's CEO since December 2006.

He has held numerous senior management positions and was the CEO and president of (NasdaqCM: BPRE), the oxygen therapeutics company, and Nelson Communications, the medical marketing company, where he orchestrated its sale to the Publicis Group. His career began with a 23-year tenure at Procter and Gamble (NYSE: PG) where he served as president of the Healthcare Products Worldwide and Group VP of the parent company.

Mr. Moore holds a BA in History with a concentration in Physics from Princeton University.



Fredrick D. Cobb
Corporate Secretary, CFO and VP of Finance

Mr. Cobb brings more than 25 years of senior finance and accounting experience in the biotechnology, pharmaceutical and consumer products industries. He has been with the company since February 2006.

Before coming to Advaxis, he was the financial officer and secretary of Metaphore Pharmaceuticals Inc., pain treatment and SODm (superoxide dismutase mimetic) pioneer, and Emisphere Technologies (NasdaqGM: EMIS), the research and development company of oral forms of injectable drugs or poorly absorbed compounds. Also, he was group director of the Science and Technology Group at Bristol Myers-Squibb (NYSE: BMY) for over 12-years.

Mr. Cobb holds an MS in accounting from Seton Hall University and a BS in management from Cornell University.

SCIENCE TEAM



Dr. John Rothman, PhD
Executive VP, Science & Operations

Dr. Rothman brings more than 30 years of clinical knowledge and expertise in the disciplines of infectious disease, gastroenterology, neurology, oncology and virology. He has been with Advaxis since March 2005.

Along his career, Dr. Rothman has been responsible for the development of a host of pharmaceutical agents and, most notably, spearheading the very first clinical trial of AIDS as Schering-Plough Corporation (NYSE: SGP). Soon after that Dr. Rothman became the senior director of Infectious Diseases and Clinical Drug Development at Roche AG (OTCQX: RHHBY) where he ran Roche's data collection, analysis and report writing on a global basis.

Dr. Rothman holds a doctorate from Tulane University in where he studied and worked under Dr. Louis Ignarro (Nobel Prize; Medicine,'98) and Dr. Andrew Schally (Nobel Prize; Medicine,'77).



Dr. Vafa Shahabi, PhD
Director of Research and Development

Dr. Shahabi brings 12 years of vaccine research experience in to Advaxis. She joined the company in March 2005.

Prior to Advaxis, she was a senior research scientist at Wyeth where she helped develop vaccines against viral infections such as HIV and HPV-associated tumors. She also worked at Apollon, a DNA-based vaccine technology company acquired by Wyeth (NYSE: WYE), where she helped develop a DNA vaccine targeting HPV.

Dr. Shahabi holds a doctorate from the Temple University- School of Medicine in Pharmacolog and a BS in Pharmacy from University of Madrid-Spain.

CLINICAL AND BUSINESS DEVELOPMENT TEAM



Dr. Christine C. Chansky, MD, JD, FCLM
Executive Director, Product Development

Dr. Chansky comes to the company with over 15 years of professional expertise in health care compliance and FDA regulations with comprehensive experience in drug development, pharmaceutical promotional regulations, and patient compliance within the guidelines provided by the Health Insurance Portability and Accountability Act. She has been with Advaxis since March 2008.

She has been integrally involved in every stage of FDA clinical protocols from pre-IND submission through drug commercialization in the global arena and has been involved with blockbuster drugs such as Johnson & Johnson's (NYSE: JNJ) Procrit/Eprex and Sanofi-Aventis SA's (NYSE: SNY), formerly Aventis Pharmaceuticals, Lovenox.

Dr. Chansky hold her Juris Doctor from Seton Hall in Pharmaceutical, Regulatory and Health Law and a Medical Doctor degree from the Georgetown University School of Medicine. She is also a practicing physician and adjunct associate professor of Global Regulatory Affairs at Temple University.



Conrad F. Mir
Director of Business Development

Mr. Mir brings over 20 years of corporate finance, investment banking, investor relations and executive management experience. He joined the Company in November 2008.

Prior to joining Advaxis, Mr. Mir was the CEO and president of Aran Laboratories, a super-oxygen technology company; communications executive for Roche AG (OTCQX: RHHBY) in the Tamiflu group; equity research analyst for First Liberty Investment Group, a regional broker dealer, and fixed income trader for Nomura Securities International, a global investment banking institution.

Mr. Mir holds a BA in Economics and English from New York University with concentrations in Mathematics and Physics. He is a member of the NIRI.

In-House Fund Raising Events

OCT 2007: $9.4 million common stock/warrant financing – corporate refinancing

NOV 2008: $1.0 million non-dilutive financing – NOL sale to NJEDA

JAN 2009: $1.0 million private loan – Chairman/CEO Thomas A. Moore

JUN 2009: $1.0 million private debt financing – high net-worth individuals; Institutional

AUG 2009: $5.0 million preferred offering – Institutional

OCT 2009: $1.3 million private debt offering – high net-worth individuals

Raised over $7.0 million since June 2009

ADVAXIS

Thank You!

Advaxis, Inc. (OTCBB:ADXS)
NJ Technology Center
675 US Route One, South
North Brunswick, NJ 08902
732.545.1590 (Office) | 732.545.1084 (FAX)
ir@advaxis.com

www.advaxis.com

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